UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 2, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02             DEPARTURE OF DIRECTORS

On June 2, 2005, Hollinger International Inc. (the "Company") announced that it had received letters from both Conrad M. Black and Barbara Amiel Black informing the Company of their retirement from its Board of Directors, effective immediately.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)


Date: June 6, 2005                      By: /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary